                                                                    EXHIBIT 99.2

                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY

    FOR ALL OUTSTANDING UNREGISTERED 11.875% SENIOR SECURED NOTES DUE 2008,
                     SERIES A, OF Mikohn Gaming Corporation

   As set forth in the Prospectus, dated September     , 2001 (the
"Prospectus"), of Mikohn Gaming Corporation (the "Registrant"), and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), holders who wish to tender their 11.875% SENIOR SECURED NOTES DUE 2008, SERIES A ("Old Notes"), of the Registrant, and (i) time will not permit the Letter of Transmittal or Old Notes to reach the Exchange Agent before the Expiration Date (as hereinafter defined), may effect an exchange if:
(a) exchange is made through an Eligible Institution; (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution this properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier), mail or hand delivery) setting forth the name and address of the tendering holder, the names in which the Old Notes are registered and, if possible, the certificate number of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of such letter or facsimile transmission by the Eligible Institution, the Old Notes, in proper form for transfer, will be delivered by the Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents) will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal (or a facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer or a Book-Entry Confirmation, as the case may be, and all other documentation required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier), mail or hand delivery to the Exchange Agent as set forth below. See "Exchange Offer Procedures-- Guaranteed Delivery Procedures" section of the Prospectus. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus. Unless Old Notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed letter of transmittal and any other required documents), we may, at our option, reject the tender.

   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       ,
2001, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                             THE EXCHANGE AGENT IS:

                                U.S. BANK, N.A.

                              For Delivery by Mail
                       Hand Delivery/Overnight Delivery:

                                U.S. Bank, N.A.
                             101 East Fifth Street
                           St. Paul, Minnesota 55101
                        Attention: Frank P. Leslie, III

          By Facsimile Transmission (for eligible institutions only):

                              Frank P. Leslie, III
                                 (651) 229-6415

                              To Confirm Receipt:
                                 (651) 229-2600

                                For Information:

                                 (651) 229-2600

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

   The undersigned hereby tender(s) to the Registrant, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

   The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any such Old Notes being exchanged thereunder or as otherwise provided in the Prospectus.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

   The undersigned hereby tenders the Old Notes listed below:


                            PLEASE COMPLETE AND SIGN

 Signature(s) of Registered Owner(s)       Name(s) of Registered Holder(s):
 or Authorized Signatory:


                                           __________________________________

 _____________________________________

                                           __________________________________

 _____________________________________

                                           Address: _________________________

 Principal Amount of Old Notes
 tendered:                                 __________________________________


 _____________________________________     Area Code and Telephone No.:


 Certificate No(s). of Old Notes (if       __________________________________
 available):


                                           If Old Notes will be delivered by
 _____________________________________     book-entry transfer at The
                                           Depository Trust Company, insert
                                           Depository Account No.:


 Date: _______________________________
                                           __________________________________

   This Notice of Guaranteed Delivery must be signed by the registered holders of Old Notes exactly as their name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered holders by certificates and documents transmitted herewith.


    If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 2.

 ---------------------------------------------------------------------------

 PLEASE PRINT NAME(S) AND ADDRESS(ES)
 Name(s):                                  Address:


 _____________________________________     __________________________________


 Capacity:                                 __________________________________


 _____________________________________     __________________________________
             (Full Title)                          (Include Zip Code)


 Name(s):                                  Telephone Number:


 _____________________________________


 Capacity:

                                           __________________________________
 _____________________________________            (Include Area Code)
             (Full Title)


                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program or any other bank, broker, dealer, credit union, savings association, clearing agency or other institution, each an "Eligible Institution" that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), hereby (i) represents that the above-named persons are deemed to own the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Exchange Act ("Rule 14e-4"), (ii) represents that such tender of Old Notes complies with Rule 14e-4 and (iii) guarantees that the Old Notes tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at its address set forth above within three New York Stock Exchange trading days after the date of execution hereof.

   The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name of Firm: _______________________

                                           Address: _________________________
 By: _________________________________     __________________________________
        (Authorized Signature)             __________________________________

                                                   (Include Zip Code)
 Name: _______________________________


                                           Telephone Number:
 Title: ______________________________     __________________________________
             (Full Title)                         (Include Area Code)

                                           Date: ____________________________

--------------------------------------------------------------------------------

 DO NOT SEND OLD NOTES WITH THIS FORM OR TO THE COMPANY. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.

   A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery.

2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY.

   If this Notice of Guaranteed Delivery is signed by the registered holder of the Old Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Depository Trust Company whose name appears on a security position listing as the owner of the Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

   If this Notice of Guaranteed Delivery is signed by a person other than the registered holder of the Old Notes or a participant of the Depository Trust Company, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder or appropriate powers of attorney, in any case signed by such registered holder exactly as the name(s) of the registered holder of the Old Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

   If this Notice of Guaranteed Delivery is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority so to act must be submitted, unless waived by the Company.

3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

   Requests for assistance relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and the Notice of Guaranteed Delivery may be directed to the Exchange Agent at its address set forth on the cover of this Notice of Guaranteed Delivery.